UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 3, 2023
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OneSpan Inc.
(Exact name of registrant as specified in charter)
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Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Marina Park Drive, Unit 1410
Boston, Massachusetts 02210
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (312) 766-4001
121 West Wacker Drive, Suite 2050
Chicago, Illinois 60601
(Former name, former address and former fiscal year, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	OSPN	NASDAQ
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 2.02 Results of Operations and Financial Condition
On November 8, 2023, OneSpan Inc. (the “Company”) issued a press release announcing certain financial results and other information for the quarter and nine months ended September 30, 2023. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information reported under Item 2.02 in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 3, 2023, the Company and John Bosshart, the Company’s Chief Accounting Officer, agreed in connection with the Company’s cost reduction initiatives that Mr. Bosshart will leave the Company effective December 1, 2023. Mr. Bosshart’s departure is not the result of any dispute or disagreement with the Company on any matter relating to the Company’s accounting practices or financial statements. The Company thanks Mr. Bosshart for his contributions to the Company and wishes him success in his future endeavors.

Jorge Martell, the Company’s Chief Financial Officer, will serve as the Company’s principal accounting officer effective upon Mr. Bosshart’s departure.

Mr. Martell, age 45, joined OneSpan as Chief Financial Officer in September 2022. Prior to OneSpan, he was with Extreme Reach, Inc., an omnichannel creative logistics company for brand advertising, where he served as Chief Financial Officer and Treasurer from July 2016 to September 2022 and as Vice President of Finance, Corporate Controller, from April 2015 to July 2016. Prior to that, Mr. Martell was Director of Finance, Treasurer and Assistant Corporate Controller at Sapient Corporation, a publicly traded digital advertising and marketing company, from September 2012 to March 2015. Before his role at Sapient, Martell held leadership roles at ABM Industries, Inc., a provider of facilities management solutions, and at KPMG LLP, a public accounting firm, where he audited private and publicly traded companies in the U.S. and abroad. Mr. Martell holds a degree in Accounting and Finance from the Monterrey Institute of Technology.

ITEM 8.01 Other Events

The Company plans to announce in the next week following the filing of this Current Report on Form 8-K a modified “Dutch auction” tender offer for up to $20 million of Company common stock at a specified price range that is yet to be determined. The tender offer will be part of the Company’s share repurchase program announced in May 2022.
ITEM 9.01 Financial Statements and Exhibits
(d)Exhibits.

Exhibit Number	Description
99.1	Press release issued by OneSpan Inc. on November 8, 2023
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2023	OneSpan Inc.

/s/ Jorge Martell
Jorge Martell
Chief Financial Officer (Principal Financial Officer)